UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                        BRAMPTON CREST INTERNATIONAL,INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount previously paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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                                       1

                       BRAMPTON CREST INTERNATIONAL, INC.
                             1224 WASHINGTON AVENUE,
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 531-1174

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON July 14, 2006

Dear Stockholder:


      You are cordially invited to attend the 2006 Annual Meeting of the Stockholders (the "Annual Meeting") of BRAMPTON CREST INTERNATIONAL, INC., a Nevada corporation (the "Company"), which will be held at 4:30 p.m., local time, on July 14, 2006, at the Cardozo Hotel located at 1300 Ocean Drive, Miami Beach, FL 33139, for the following purposes:

      (1) To elect two (2) members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

      (2) To ratify the appointment of Berenfeld, Spritzer, Shechter & Sheer as the Company's independent certified public accountant for the fiscal year ending December 31, 2006; and

      (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on May 15, 2006, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      All stockholders are encouraged to attend the Annual Meeting. If you do not expect to be present, please sign and date the enclosed form of proxy and promptly mail it in the enclosed return envelope which requires no postage if mailed in the United States. In the event that there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitations of proxies by the Company.

      Reference is made to the accompanying Proxy Statement, which is incorporated into and made a part of this Notice. The Proxy Statement outlines the various matters to be considered at the meeting.


                                        By Order of the Board of Directors


Miami Beach, FL                         /s/ J. Rod Martin
June 6, 2006                            ----------------------------------------
                                            J. Rod Martin
                                            CHAIRMAN OF THE BOARD


      THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT EFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                       BRAMPTON CREST INTERNATIONAL, INC.
                             1224 WASHINGTON AVENUE,
                           MIAMI BEACH, FLORIDA 33139
                                 (305) 531-1174

                                 PROXY STATEMENT
                     2006 ANNUAL MEETING OF THE STOCKHOLDERS
                                  June 15, 2006

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BRAMPTON CREST INTERNATIONAL,INC., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 4:30 a.m., local time, on July 14, 2006, at the Cardozo Hotel located at 1300 Ocean Drive, Miami Beach, FL 33139, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

      The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is June 15, 2006. Stockholders should review the information provided herein in conjunction with the Company's 2005 Annual Report, as filed with the Securities and Exchange Commission, and the Company quarterly filings on Form 10-QSB. The Company's principal executive offices are located at 1224 Washington Avenue, Miami Beach, Florida 33139.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of the Company's Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's President at the Company's executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

                              COST OF SOLICITATION

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                       OTHER MATTERS; DISCRETIONARY VOTING

      Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

      If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

                             RIGHT TO REVOKE PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

            o filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

            o duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

            o attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: J. Rod Martin, BRAMPTON CREST INTERNATIONAL, INC., 1224 Washington Avenue, Miami Beach, Florida 33139.

                             PURPOSE OF THE MEETING

      At the Annual Meeting, the Company's Stockholders will consider and vote upon the following matters:

      (1) To elect two (2) members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

      (2) To ratify the engagement of Berenfeld, Spritzer, Shechter & Sheer, as the Company's independent auditor for the fiscal year ending December 31, 2006; and

      (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the nominees for director named below; and
(b) FOR the proposal to ratify the appointment of Berenfeld, Spritzer, Shechter & Sheer as the Company's independent auditor. In the event a stockholder specifies a different choice by means of the enclosed proxy, such stockholder's shares will be voted in accordance with the specification so made.

             MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

      The Company trades on the OTC Bulletin Board under the symbol "BRCI.OB." Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on June 15, 2006 as the record date (the "Record Date") for determining Stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. As of the date herein, there are 51,518,710 shares of Common Stock, $0.001 par value per share (the "Common Stock") issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting.

      The presence, in person or by proxy, of at least one third of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than one third of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. A plurality of the votes cast by holders of the Common Stock will be required for the election of directors. The ratification of the engagement of Berenfeld, Spritzer, Shechter & Sheer as the Company's independent auditor for the fiscal year ending December 31, 2006 will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

      Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

      A list of Stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's principal executive office for a period of 10 days prior to the Annual Meeting, and at the Annual Meeting itself.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by: (i) each person known to the Company to own beneficially more than 5% of the Common Stock; (ii) each director of the Company and nominee for election as a director;
(iii) each current executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock that the named person has the right to acquire, through conversion or option exercise or otherwise, within 60 days after the Record Date. Beneficial ownership calculations for 5% stockholders are based on our knowledge and publicly-filed Schedule 13Ds or 13Gs. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Corporate Secretary, BRAMPTON CREST INTERNATIONAL, INC., 1224 Washington Avenue, Miami Beach, Florida 33139.


                               Number of Percentage of
                                       Shares                    Shares
Name and Address                Beneficially Owned (1)    Beneficially Owned (1)
----------------------          ----------------------    ----------------------

J. Rod Martin                           41,600,000 (2)                     40.9%
1224 Washington Avenue
Miami Beach, FL  33139

Joseph I. Emas                          42,200,000 (3)                     41.6%
1224 Washington Avenue
Miami Beach, FL  33139

Brad Hacker                                    -0-                         -0-0%
Kramer Weisman and Associates, LLP
12515 Orange Drive Suite 814
Davie, Florida 33330

All directors and
executive officers as
a group (3 persons)                     42,200,000 (5)                     41.6%

Brampton Crest International, LLC.      41,600,000 (2)                     40.9%
1224 Washington Avenue
Miami Beach, FL  33139

Murray Bacal                            41,600,000 (2)                     40.9%
1455 Ocean Drive #904
Miami Beach, Florida 33139

Robert Wineberg                         32,200,000 (4)                     31.7%
Delaporte Point  #45
Nassau, Bahamas

      (1) Based on a total of an aggregate of 101,518,710 shares of capital stock, consisting of 51,518,710 issued and outstanding shares of common stock and warrants to purchase 50,000,000 shares of common stock.

      (2) Includes 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC and warrants to purchase 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC. J. Rod Martin, Murray Bacal, and Joseph I. Emas are the managing members of Brampton Crest International, LLC.

      (3) Includes 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC, 300,000 shares of common stock held in the name of Joseph I, Emas, warrants to purchase 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC (J. Rod Martin, Murray Bacal, and Joseph I. Emas are the managing members of Brampton Crest International, LLC) and warrants to purchase 300,000 shares of common stock held in the name of Joseph I. Emas.

      (4) Includes 16,100,000 shares of common stock and warrants to purchase 16,100,000 shares of common stock.

      (5) Includes 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC, 300,000 shares of common stock held in the name of Joseph I, Emas, warrants to purchase 20,800,000 shares of common stock held in the name of Brampton Crest International, LLC (J. Rod Martin, Murray Bacal, and Joseph I. Emas are the managing members of Brampton Crest International, LLC),and warrants to purchase 300,000 shares of common stock held in the name of Joseph I, Emas.

                         BOARD OF DIRECTORS AND OFFICERS

      The current Board of Directors consists of J. Rod Martin and Joseph I. Emas. Their biographies are in Proposal One herein.

      Our executive officers consist of J. Rod Martin, our President, Chief Executive Officer and Chairman of our Board of Directors and Brad Hacker, our Principal Financial and Accounting Officer.

                             EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended December 31, 2005, 2004, and 2003 the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our four other most highly compensated executive officers whose total compensation during the last fiscal year exceeded $100,000. No other officer received compensation in excess of $100,000 for 2005, 2004, and 2003.

Annual Compensation                                       Long Term Compensation
-------------------                                       ----------------------

Other
Name                                                      Other Annual     Restricted Stock Options/    LTIP
Compensation       Title         Year   Salary   Bonus    Compensation     Awarded        SARs (#)      payouts ($)      All
------------       -----         ----   ------   -----    ------------     -------        --------      -----------      ---
J. Rod Martin      President     2004        0       0               0           0              0          0               0
                                 2005        0       0               0           0              0          0

EMPLOYMENT AGREEMENTS.

The Company has no employment agreement with J. Rod Martin or Joseph I. Emas at this time although the Company is negotiating with both parties to finalize either employment agreements or, in the case of Mr. Emas, an independent consultant agreement.

On November 29, 2005, the Board of Directors appointed Brad Hacker, CPA as the Chief Financial Officer for the Company.

On December 7, 2005 the Company engaged Kramer Weisman and Associates, LLP, Certified Public Accountants & Consultants. The term of this agreement is for twelve months and expires on December 7, 2006. Fees for services rendered will be billed at a flat rate of $1,000 per month and both parties agree to review the hours accrued each month and adjust the contract as requested. Any additional work that is required will be billed at a standard hourly rate plus any out of pocket expenses and travel costs incurred. The Company will be billed at the end of the month for services rendered during the engagement. The terms of the agreement are the following:

      1. Preparation of monthly financials, for internal purposes only, including input of all financial transactions (receipts and disbursements) and appropriate monthly journal entries.

      2. Preparation and supporting schedules of quarterly financial statements including balance sheet, income statement, equity and cash flow and all statements necessary for form 10QSB plus appropriate footnotes.

      3. Preparation of Form 10QSB including appropriate exhibits and schedules and management discussion and analysis write-up for the filing.

      4. Preparation and supporting schedules of yearly financial statements including balance sheet, income statement, equity and cash flow and all statements necessary for form 10KSB plus appropriate footnotes.

                AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The Company's Board of Directors reviews and approves audit and permissible non-audit services performed by Berenfeld, Spritzer, Shechter & Sheer as well as the fees charged by Berenfeld, Spritzer, Shechter & Sheer for such services. In its review of non-audit service fees and its appointment of Berenfeld, Spritzer, Shechter & Sheer as the Company's independent accountants, the Board of Directors considered whether the provision of such services is compatible with maintaining Berenfeld, Spritzer, Shechter & Sheer independence. All of the services provided and fees charged by Berenfeld, Spritzer, Shechter & Sheer in the fiscal year ended December 31, 2005 were pre-approved by the Board of Directors.

1)    Audit Fees
      -----------

The aggregate fees billed by the independent accountants for the last fiscal year for professional services for the audit of the Company's annual financial statements and the review included in the Company's Form 10-QSB and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years were $19,000.

(2)   Audit-Related  Fees
      -------------------

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Item 9 (e)(1) of Schedule 14A was NIL.

(3)   Tax  Fees
      ---------

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountants for tax compliance, tax advise, and tax planning was $1,000 dollars.

(4)   All  Other  Fees
      ----------------

During the last two fiscal years there were no other fees charged by the principal accountants other than those disclosed in (1) and (2) above.

PROPOSAL 1 - ELECTION OF DIRECTORS

      At the Annual Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. There are four nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Directors are elected by a plurality of votes cast. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees
--------

                                        Positions
Name                   Age              Held and Tenure
----                   ---              ---------------

Rod Martin              44              Director, President


Joseph I. Emas          51              Director


J. ROD MARTIN: President and Director of the Company since December, 2003. From 2001 through 2002, Mr. Martin acted as an independent consultant and, in 2003, was a founding member of Brampton Crest International, LLC. From 1999-2001 Chairman of the Board of Directors of GSociety, Inc., a niche market media/entertainment company. From 1995 to 1999, Mr. Martin was the principal shareholder and Chief Executive Officer of South Beach Cards, Inc. a world wide wholesaler of fine photography greeting cards, posters and calendars. From 1990 to 1994, Mr. Martin worked as an independent investment banker and acted as a consultant to public and private companies. From 1987 to 1990, Mr. Martin was the Regional Sales Manager for Gant and Associates, a national U.S. brokerage firm. From 1985 to 1987, Mr. Martin was Director of Marketing and Sales for Martin Machinery Company, a family-based industrial machine tool distributor. Mr. Martin has a B.S. in Marketing and Finance from the University of Arkansas.

Mr. Martin as a director and officer of Brampton Crest International, Inc. will devote all his time to the Company's affairs.

JOSEPH I. EMAS: Director of the Company since December, 2003. Mr. Emas is a securities regulation attorney and has practiced since January 1994. Mr. Emas received his Honors BA at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his JD, cum laude from Nova Southeastern Shepard Broad Law School and his L.L.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas is licensed to practice law in Florida, New Jersey and New York.

BOARD OF DIRECTORS

      Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS IN 2007 AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors selected Berenfeld, Spritzer, Shechter & Sheer as the Company's independent certified public accountants for the fiscal year ending December 31, 2006. Berenfeld, Spritzer, Shechter & Sheer has acted in this capacity since its appointment in year 2005. A representative of Berenfeld, Spritzer, Shechter & Sheer is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions. The engagement of Berenfeld, Spritzer, Shechter & Sheer is subject to ratification by the Company's stockholders, which requires the affirmative vote of a majority of votes cast.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF BERENFELD, SPRITZER, SHECHTER & SHEERAS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the Company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB/A for the year ended June 30, 2005, and (b) the ability to operate our business in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances or otherwise update these forward looking statements.

                             ADDITIONAL INFORMATION

      If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

      We are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F. Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed our annual report for the fiscal year ended December 31, 2005 on Form 10-KSB with the SEC, a copy of which is being provided with this proxy statement. A copy of past annual reports on Form 10-KSB (except for certain exhibits thereto) may be obtained, upon written request by any stockholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request.

                      INFORMATION INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

      Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005.

      Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and March 31, 2006.

      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

      This proxy statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

      Under SEC rules, stockholders intending to present a proposal at the Annual Meeting in 2007 and have it included in our proxy statement must submit the proposal in writing to Joseph I. Emas, at 1224 Washington Avenue, Miami Beach, Florida 33139. Stockholders intending to present a proposal at the Annual Meeting in 2006, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the "Exchange Act"). The Exchange Act requires, among other things, that a stockholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2007 no later than January 1, 2007. If the notice is after January 1, 2007, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2007. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.


/s/ J. Rod Martin
----------------------------------------
J. Rod Martin
Chief Executive Officer and Director

Miami Beach
June 6, 2006


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

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                       BRAMPTON CREST INTERNATIONAL, INC.

             PROXY -- ANNUAL MEETING OF STOCKHOLDERS - July 14, 2006

      The undersigned, revoking all previous proxies, hereby appoint(s) Joseph
I. Emas as Proxy, with full power of substitution, to represent and to vote all Common Stock of BRAMPTON CREST INTERNATIONAL,INC. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Cardozo Hotel at 1300 Ocean Drive Miami Beach, FL 33139 on July 14, 2006, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

            1. ELECTION OF DIRECTORS. Nominee: Joseph I. Emas
                                               J. Rod Martin

               |_|   FOR ALL NOMINEE LISTED (Except as specified
                           here :______________)
                                       OR
               |_|   WITHHOLDING AUTHORITY to vote for the nominee listed above

            2. Proposal to Ratify the engagement of Berenfeld, Spritzer, Shechter & Sheer as Independent Auditor.

                              |_| FOR |_| AGAINST |_| ABSTAIN

      The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                    Dated ____________________________, 2006


-----------------------------          ----------------------------------
(Print Name)                           (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



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